UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A

AMENDMENT NO. 1
TO
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2013 (August 22, 2013)
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Issuer Direct Corporation
(Exact name of registrant as specified in its charter)
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Delaware	1-10185	26-1331503
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Perimeter Park, Suite D, Morrisville, North Carolina 27560
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On August 22, 2013 (the “Closing Date”), Issuer Direct Corporation (the “Company”), ISDR Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”) and PrecisionIR Group Inc., a Delaware corporation (“PIR”) entered into and consummated an Agreement and Plan of Merger whereby Merger Sub merged with and into PIR and PIR continuing as the surviving corporation and as an indirect wholly-owned subsidiary of the Company (the “Merger”).

On August 27, 2013, the Company filed a Current Report on Form 8-K regarding the Merger and stated that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed within 71 days after the date on which the Current Report on Form 8-K was required to be filed. This amended Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Item 9.01.  Financial Statements and Exhibits.

(a)  Audited consolidated financial statements of business acquired.

Audited consolidated financial statements of PIR for the fiscal years ended December 31, 2012 and 2011 are attached hereto as Exhibit 99.1.

(b)  Unaudited condensed consolidated financial statements as of business acquired

Unaudited condensed consolidated financial statements of PIR as of June 29,2013 and for the six month periods ended June 29, 2013 and June 30, 2012 are attached hereto as Exhibit 99.2

(c)  Unaudited pro forma financial information.

The unaudited pro forma financial information for the Company after giving effect to the acquisition of PIR and adjustments as described in such pro forma financial information as of June 30, 2013, for the six month periods ended June 30, 2013, and for the year ended December 31, 2012 are attached hereto as Exhibit 99.3.

(d)  Exhibits

Exhibit No.	Description

99.1	Audited consolidated financial statements of PrecisionIR Group, Inc. for the fiscal years ended December 31, 2012 and 2011

99.2	Unaudited condensed consolidated financial statements of PrecisionIR Group, Inc. as of June 29, 2013 and for the six month periods ended June 29, 2013 and June 30, 2012

99.3
Unaudited pro forma financial information for Issuer Direct Corporation after giving effect to the acquisition of PrecisionIR Group, Inc. and adjustments as described in such pro forma financial information, for the six month periods ended June 29, 2013 and for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Issuer Direct Corporation

Date: October 8, 2013	By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie
Chief Executive Officer